TEMPLETON INSTITUTIONAL FUNDS, INC.
                           GLOBAL FIXED INCOME SERIES
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1995











                                                          Principal Underwriter:

                                                          Franklin Templeton
                                                          Distributors, Inc.
                                                          700 Central Avenue
                                                          St. Petersburg
                                                          Florida 33701-3628

                                                          Account Services
                                                          1-800-354-9191

                                                          Sales Information
                                                          1-800-292-9293

                                                          This  report  must  be
                                                          preceded            or
                                                          accompanied   by   the
                                                          prospectus    of   the
                                                          Templeton
                                                          Institutional   Funds,
                                                          Inc.      Like     any
                                                          investment          in
                                                          securities,  the value
                                                          of     The      Fund's
                                                          portfolio    will   be
                                                          subject to the risk of
                                                          loss   from    market,
                                                          currency,    economic,
                                                          political   and  other
                                                          factors,  as  well  as
                                                          investment   decisions
                                                          by   the    investment
                                                          manager which will not
                                                          always  be  profitable
                                                          or wise.  The Fund and
                                                          its  investors are not
                                                          protected   from  such
                                                          losses      by     the
                                                          investment    manager.
                                                          Therefore,   investors
                                                          who cannot accept this
                                                          risk should not invest
                                                          in shares of the Fund.

                       TEMPLETON INSTITUTIONAL FUNDS, INC.

                           GLOBAL FIXED INCOME SERIES
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1995












                             Principal Underwriter:
                      Franklin Templeton Distributors, Inc.
                               700 Central Avenue
                       St. Petersburg, Florida 33701-3628

                      Institutional Services 1-800-321-8563
                         Fund Information 1-800-362-6243

 This report must be preceded or accompanied by a prospectus of the Templeton Institutional Funds, Inc. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk or loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.





 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
  ARE NOT FDIC INSURED;
  ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY FINANCIAL INSTITUTION; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 December 31, 1995
 Dear Shareholder:

         We are pleased to bring you the annual report for the Templeton Institutional Funds, Inc. (TIFI) Global Fixed Income Series for the year ended December 31, 1995. During the year, the Fund's share price increased from $7.93 to $7.94. The Fund's total return figures for the periods ended December 31, 1995, were as follows:


                                                            Since Inception
                            ONE-YEAR                          MAY 3, 1993

Average Annual 1              4.67%                               1.09%
Cumulative 1                  4.67%                               2.92%


         During the fourth quarter, two factors helped generate significant rallies in bond prices, the drive toward a balanced budget in the United States and the growing realization that European markets may experience an economic slowdown. At the start of the fourth quarter, it appeared that the market believed U.S. economic growth was declining and that inflation had peaked. The market's realization that the European economies were also likely to experience an economic slowdown in 1996 meant that the potentially higher-risk European markets (such as Italy, Spain and Sweden) would have more room to lower interest rates, and their currencies would be more likely to appreciate. We believe that modest economic growth and improving fiscal conditions may exert their influence on different countries in 1996.

         We look forward to the future with confidence and appreciate your continued support.

 Sincerely,




/s/DONALD F. REED
Don Reed
President
Templeton Institutional Funds, Inc.





/s/TOM LATTA
 Tom Latta
 Portfolio Manager
 Vice President
 TIFI Global Fixed Income Series

1. Average annual total return figures represent the average annual increase in value of an investment over the specified periods. Cumulative total return figures show the change in value of an investment over the period indicated. Both calculations assume the reinvestment of dividends and capital gains distributions. Past expense reductions by the Fund's manager increased the Fund's total returns. Investment return and principal value fluctuate so that your shares, when redeemed may be worth more or less than their original cost. The Fund's share price and returns will fluctuate with market conditions, currencies, and the economic and political climates where investments are made. These special risk considerations are discussed in the prospectus. Past performance cannot guarantee future results.

                     CUMULATIVE TOTAL RETURN SINCE INCEPTION
  TIFI GLOBAL FIXED INCOME SERIES VS. SOLOMON BROTHERS WORLD GOVERNMENT
                               BOND INDEX AND CPI



                              (GRAPH APPEARS HERE)

                        May 3, 1993 to December 31, 1995

Cumulative Returns:

                                             INCEPT
                                             (%)       12/95

TIFI Global Fixed Income Series:             0           2.91%
Salomon Brothers Global Gov't Bond Index:    0          28.31%
CPI INDEX:                                   0           6.66%



















Cumulative total returns since inception show the change in value of an investment over the period indicated, assuming the reinvestment of dividends and capital gains distributions. The Salmon Brothers Global Bond Index and the Consumer Price Index are unmanaged and one cannot invest directly in and index. Past expense reductions by the Fund's manager increased the Fund's total returns. The fund's share price and returns will fluctuate with market conditions, currencies, and the economic and political climates where investments are made. These special risk considerations are discussed in the prospectus. Past performance cannot guarantee future results.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GLOBAL FIXED INCOME SERIES
---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)                                      PERIOD FROM
                                                                                     MAY 3, 1993
                                                        YEAR ENDED DECEMBER 31      COMMENCEMENT)
                                                      --------------------------   OF OPERATIONS) TO
                                                          1995            1994     DECEMBER 31, 1993
                                                      ------------    ---------    --------------------

Net asset value, beginning of period                   $7.93          $9.93        $10.00
                                                       ---------     -------       ------------

Income from investment operations:
     Net investment income                               .35           2.74           .25
     Net realized and unrealized gain (loss)             .02          (3.04)         (.11)
                                                     -------------    ----------   -----------
        Total from investment operations                 .37          (.30)           .14
                                                     -------------    ----------   ----------


Distributions:
     Dividends from net investment income               (.35)         (1.61)         (.16)
     Distributions from net realized gains              (.01)           -            (.05)
     Return of capital                                    -           (.09)            -
                                                     -------------      --------  ------------

          Total distributions                           (.36)         (1.70)          (.21)
                                                     -------------      --------  -------------
Change in net asset value                                .01          (2.00)          (.07)
                                                     -------------      --------  -------------

Net asset value, end of year                           $7.94          $7.93          $9.93
                                                     ==============    =========   ============

TOTAL RETURN *                                          4.67%         (2.97)%         1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                            $103           $98            $712
Ratio of expenses to average net assets                 41.34%         12.15%         9.70%**
Ratio of expenses, net of reimbursement, to
     average net assets                                  1.00%          1.00%         1.00%**
Ratio of net investment income to average
     net assets                                          4.30%          5.61%         4.91%**
Portfolio turnover rate                                   -0-         346.26%       252.80%



* Not annualized for periods of less than one year.
**Annualized.




                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GLOBAL FIXED INCOME SERIES
------------------------------------------------------------------------------
INVESTMENT PORTFOLIO,   DECEMBER 31, 1995


      PRINCIPAL IN
      LOCAL CURRENCY                                                               VALUE

               BONDS - GOVERNMENT & GOVERNMENT AGENCIES: (cost $30,717) 29.2%
 30,000  U.S.  U.S. Treasury Note, 7.50%, 1/31/96                                  $30,052

               SHORT TERM OBLIGATIONS: (cost $65,760) 63.9%
 66,000  U.S.  U.S. Treasury Bills, 5.06% to 5.33% with maturities to 1/25/96       65,810
                                                                                 ------------
               TOTAL INVESTMENTS: (cost $96,477) 93.1%                              95,862
               OTHER ASSETS, LESS LIABILITIES: 6.9%                                  7,056
                                                                                 ==============
                              TOTAL NET ASSETS: 100.0%                            $102,918
                                                                                 ==============



                     See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GLOBAL FIXED INCOME SERIES
-----------------------------------------------------------------------------
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES                         STATEMENT OF OPERATIONS
DECEMBER 31, 1995                                           FOR THE YEAR ENDED DECEMBER 31, 1995
Assets:
    Investment in securities, at value                      Interest income                                     $5,352
       (identified cost $96,477)                $95,862
    Cash                                          5,482     Expenses:
    Receivables:                                               Management fees (Note 3 )             $555
       Interest                                     942      Administrative fees (Note 3)              98
       Administrative manager                    10,208      Custodian fees                         1,800
    Unamortized organization costs                3,324      Reports to shareholders                3,250
                                            --------------
          Total assets                          115,818      Audit fees                             8,500
                                            --------------
                                                               Legal fees                           2,800
Liabilities:                                                   Registration and filing fees        19,450
    Accrued expenses                             12,900      Directors'  fees and expenses          1,750
                                            --------------
          Total liabilities                      12,900      Amortization of organization costs     1,432
                                            --------------
Net assets, at value                           $102,918      Other                                  2,106
                                            ==============                                      --------------
                                                                    Total expenses                 41,741
                                                               Less expenses reimbursed (Note 3)  (40,731)
                                                                                               --------------
Net assets consist of:                                              Total expenses less reimbursement            1,010
                                                                                                                ----------
   Unrealized depreciation                         (615)
  Accumulated net realized loss                 (54,023)             Net investment income                       4,342
 Net capital paid in on shares of
    capital stock                               157,556
                                            --------------
Net assets, at value                           $102,918   Realized and unrealized gain (loss):
                                            ==============
                                                                    Net realized gain on  foreign
                                                                       currency transactions          198
                                                                                                    -----------
Shares outstanding                               12,961
                                            ==============
                                                                    Net unrealized appreciation(depreciation) on:
Net asset value per share                                             Investments                      97
    ($102,918 / 12,961)                           $7.94            Foreign currency translation of
                                            ==============               other assets and liabilities (66)
                                                                                                     ------------
                                                                                                       31
                                                                                                     ------------
                                                                       Net realized and unrealized  gain              229
                                                                                                                  ----------

                                                               Net increase in net assets resulting
                                                                 from operations                                    $4,571
                                                                                                                 ==============







                                  See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GLOBAL FIXED INCOME SERIES
----------------------------------------------------------------------------
FINANCIAL STATEMENTS (CONT.)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                                                          1995           1994
                                                                                      ------------   ------------
Increase (decrease) in net assets:
     Operations:
        Net investment income                                                         $4,342           $25,007
        Net realized gain (loss) from investment and foreign currency transactions       198           (52,414)
        Net unrealized appreciation  (depreciation)                                       31            (8,575)
                                                                                      -----------    -----------
              Net increase (decrease) in net assets resulting from operations          4,571           (35,982)

     Distributions to shareholders:
        From net investment income                                                    (4,342)          (16,404)
        Net realized gain                                                               (121)                -
        From return of capital                                                            -               (949)
     Capital share transactions (Note 2)                                               4,463          (560,361)
                                                                                       ----------    -----------
              Net increase (decrease) in net assets                                    4,571          (613,696)

Net assets:
     Beginning of year                                                                98,347            712,043
                                                                                      ------------   -----------

     End of year                                                                    $102,918            $98,347
                                                                                    ==============   ============








                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------
GLOBAL FIXED INCOME SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



1.  SUMMARY OF ACCOUNTING POLICIES

Global Fixed Income Series (the Fund), a non diversified fund, is a separate series of Templeton Institutional Funds, Inc. (the Company) which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:
Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.


B.  FOREIGN CURRENCY TRANSACTIONS:
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

C. INCOME TAXES:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

TEMPLETON INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------
GLOBAL FIXED INCOME SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONT'D

D. UNAMORTIZED ORGANIZATIONS COSTS:
Organization costs are being amortized on a straight line basis over a five year period.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on ex-dividend date. Certain dividend income on foreign securities are recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


2.  TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1995, there were 700 million shares of the Company's ($0.01 par value) capital stock authorized of which 10 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                           YEAR ENDED                 YEAR ENDED
                                                         DECEMBER 31, 1995          DECEMBER 31, 1994
                                                        --------------------        -----------------
                                                      SHARES          AMOUNT       SHARES      AMOUNT
Shares Sold                                            -                -          8,465      $ 85,000
Shares issued on reinvestment of
distributions                                           563         $4,463         2,191        17,352
Shares redeemed                                        -                -        (69,976)     (662,713)
                                                       -----        -------      -------      --------
Net increase (decrease)                                  563        $4,463       (59,320)    $(560,361)
                                                        ====        ======       =======     ==========


Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 100% of the Fund's shares as of December 31, 1995.

3.  INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

TEMPLETON INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------
GLOBAL FIXED INCOME SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONT'D



The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.55% of the average daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through December 31, 1995. The amount of reimbursement for the year ended December 31, 1995 is set forth in the Statement of Operations. For the December 31, 1995, FTD and FTIS received no amounts with respect to the fund.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Funds, which firm received fees of $2,800 for the year ended December 31, 1995.


4.  PURCHASES AND SALES OF SECURITIES

There  were  no  purchases  and  sales  of  securities   (excluding   short-term
securities) for the year ended December 31, 1995. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At  December  31,  1995,  the  aggregate  gross   unrealized   appreciation  and
depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:


         Unrealized appreciation                              $   50
         Unrealized depreciation                                (665)
                                                               ------
         Net unrealized depreciation                           $(615)
                                                               ======

TEMPLETON INSTITUTIONAL FUNDS, INC.
-----------------------------------------------------------------------------
GLOBAL FIXED INCOME SERIES
-----------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Global Fixed Income Series

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Global Fixed Income Series of Templeton Institutional Funds, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 3, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Fixed Income Series of Templeton Institutional Funds, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.







New York, New York
January 31, 1996